JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
AND JULIUS BAER INTERNATIONAL EQUITY FUND
                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

    I am pleased to offer reports from the Funds' investment advisers on the performance for the fiscal year ended October 31, 1998 and outlook for the Julius Baer Global Income Fund ("Income Fund") and the Julius Baer International Equity Fund ("Equity Fund"). The Income Fund had a return of 9.43%, which was slightly lower than its benchmark index. The Equity Fund, however, strongly outperformed its benchmark index and the competition with a 16.10% return for the fiscal year ended October 31, 1998.

JULIUS BAER GLOBAL INCOME FUND

    During the six months ended October 31, 1998, the Income Fund had a 6.74% return compared with 7.48% for the blended customized benchmark index--80% Merrill Lynch U.S. Corporate & Government 1-10Yr Bond Index and 20% JP Morgan Global Government Non-US in US$ Bond Index-- (the "benchmark"). For the twelve month period ended October 31, 1998 the Income Fund returned 9.43% which compares to 10.06% for the benchmark. The Income Fund's return was attributable to two main factors: 1) The Portfolio's longer duration from July through September, which resulted in more capital gain for the portfolio as bond markets rallied strongly and 2) The Portfolio's holdings of very high quality securities during the investor flight to quality bonds as a result of the global market turbulence of the past quarter. The Income Fund's return relative to the benchmark was hindered by the lack of investment in the Japanese bond market during a period when the Japanese Yen rallied sharply. The Japanese Government passed a series of fiscal measures designed to encourage domestic growth. However, as the economy continued to deteriorate through the third calendar quarter, it is unclear whether this plan will enable positive growth in 1999.

    The reporting period was dominated by large-scale global events. The default of Russian Government bonds sparked investor flight to "safe haven" assets, such as U.S. and German Government debt. This in turn put financial strain on some well-known hedge funds and the desire for high quality, conservative assets was advanced. In an effort to alleviate the pressure this created for financial institutions, the U.S. Federal Reserve lowered official interest rates by 0.50% to 5.0% during September. This Fed action, combined with International Monetary Fund support packages for emerging nations and G-7 policy maker initiatives, quickly calmed investor sentiments and assets slowly began their return toward expected fair value.

    U.S. economic growth slowed to 1.8% GDP in the second calendar quarter as exports were affected by the Asian slowdown. While consumer confidence and employment in the U.S. fell as a result, the Federal Reserve's easing of monetary policy and the rebound of the U.S. stock markets have kept domestic spending and the housing market buoyant. Preliminary third quarter figures showed GDP at 3.3% in the U.S.

    The European focus remained on European Monetary Union ("EMU") and the launch of the Euro currency at the beginning of 1999. The German central bank reduced interest rates to 3.0% ahead of the launch of the Euro, as European inflation remained very low. The other participating nations in the EMU moved their rates to 3.0% as well with the exception of Italy, which eased interest rates to 3.5%. These moves supported strong performance in European bond markets.

    Overall, core bond markets posted strong positive returns as a result of the investor flight to quality, continued low inflation and easing monetary policies by certain central banks . While the U.S. dollar continued to appreciate early in the reporting period, the Federal Reserve's easing of interest rates, slower US growth prospects and hedge fund de-leveraging caused the U.S. dollar to decline rapidly against both the Japanese yen and European currencies in October.

    The duration of the portfolio was extended during the summer through the addition of long maturity German bonds. These bonds had the potential for capital gain from declining bond yields as well as a strengthening European currency. This position was reduced later in the reporting period as our expectations were realized. Exposure to peripheral countries remained low as core markets appeared to offer the better value. We maintained our underweight position in Japanese bonds as we believed the very low yields offered little value. In terms of currency exposure, the U.S dollar hedge was removed during the reporting period, reflecting our view that the long-term upward trend of the U.S. dollar was near its end.

    We were able to avoid the losses suffered by some competitors by remaining in the highest quality government securities heading into the October "flight to quality". Subsequently, we shifted 25% of the Income Fund's assets into high quality corporate and mortgage-backed securities to take advantage of attractive yields which resulted from the global financial turmoil.

JULIUS BAER INTERNATIONAL EQUITY FUND

    The Equity Fund for the period ended October 31, 1998 returned -11.16% for the past 6 months, +16.10% for the past 12 months, and +54.02% for the past
3 years versus MSCI EAFE's (the "benchmark") returns of -5.02%, +9.65%, and +26.73% for comparable periods. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were -10.24%, +4.66%, and +37.98% respectively:

                                                                                              TOTAL RETURN
                                                                       ----------------------------------------------------------
                                                                         6-MONTH              1-YEAR               3-YEAR
                                                                       4/30/98-10/31/98    10/31/97-10/31/98    10/31/95-10/31/98
                                                                       ----------------    -----------------    -----------------
Equity Fund.........................................................        -11.16%               16.10%               54.02%
MSCI EAFE w net dividend reinvested.................................         -5.02%                9.65%               26.73%

LIPPER Intl. Equity Fund Index......................................        -10.24%                4.66%               37.98%

Equity Fund vs. MSCI EAFE...........................................         -6.14%               +6.45%              +27.29%
Equity Fund vs. LIPPER..............................................         -0.92%              +11.44%              +16.04%

    The Equity Fund strongly outperformed both the benchmark and the competition over the full fiscal year, despite a weaker performance in the second half of the fiscal year. The Equity Fund's sound results can be attributed to an emphasis on Continental European companies undertaking corporate restructuring, the selection of industries consolidating in response to the planned EMU, and a preference for companies with significant domestic operations and little emerging market exposure. Additional factors that have contributed to the Equity Fund's performance are our predilection to countries in the European periphery benefiting from interest rate convergence, our avoidance of Asian and Latin American equity markets, and our sizable investment in Greece in anticipation of its acceptance into the EMU. Finally, our skepticism about Japan's efforts to resolve its cyclical and structural problems has been one of the key reasons contributing to the Equity Fund's solid three-year performance record.

    In August, the Russian government's default on its debt obligations caused sudden and violent moves in the equity, debt, and foreign exchange markets. Concerns about the ability to refinance emerging market debt and the subsequent collapse of some major hedge funds triggered profit-taking behavior and reduced liquidity in the markets. Hence, the stocks and countries that had appreciated the most also corrected the most. As a result, the Equity Fund performed poorly during the third quarter. However, we managed to mitigate significant losses by selling many of our security positions during the downward correction.

    The problems in Russia and some major hedge funds managed to derail the bull market, momentarily. The aggressive cutting of interest rates by the U.S. Federal Reserve, the vocal assertions by the G-7 policy makers on the need to supervise hedge funds and support emerging markets, and the International Monetary Fund's economic stimulus package to Brazil, have managed to put the bull market back in upward motion.

    We believe what has performed well before the correction, will continue to render good results. However, we are entering a period of low earnings visibility, weakened conviction among investors caused by the recent carnage in global financial markets, and limited liquidity due to the prevalence of "disengagement". As a result, movements in the international equity and foreign exchange markets are going to be sudden and frequent.

    Our strategy for the next fiscal year remains mostly unchanged. In Europe, we still prefer the Mediterranean countries, domestic companies with low exposure to emerging markets, and industries with potential for consolidation and restructuring. Some risks to the European stock market include unfriendly moves toward the market by the newly elected left-leaning governments and the possibility of funds flowing out of Europe in favor of Japan and emerging markets.

    In Japan, we increased our weighting to 7%. However, we remain significantly underweight in Japan versus the benchmark. One of our major concerns in Japan remains the almost nonexistence of shareholder value creation. If the country were to aggressively adopt a more shareholder friendly policy of corporate governance and shareholder value creation, we may substantially increase our exposure.

    In emerging markets, we still favor Greece and plan to moderately increase our exposure to Asia and Latin America. These markets are benefiting from the recent developments such as lower U.S. interest rates, a weakened U.S. dollar and political support from the governments of G-7 countries. However, shareholder-value culture is almost absent, hence our guarded optimism.

    The latter part of the fiscal year was a very tumultuous period for the global financial markets and although both the Income Fund and Equity Fund did not go completely unscathed, our investment adviser did a commendable job of navigating the Funds through the uncertainty and turbulence which developed. We believe our positions in both Fund portfolios offer good potential returns for shareholders given an uncertain but weaker economic outlook in 1999.

    We wish to remind shareholders that as of July 1, 1998, Bank Julius Baer & Co. Ltd., New York Branch ("BJB") became the Investment Adviser to the Income Fund. The administrative and support services previously provided by BJB as Servicing Agent will continue as part of their role as Investment Adviser to the Income Fund. As investors are aware, BJB has managed the Equity Fund since its inception in October 1993.

    Also, effective effective December 9, 1998, Unified Management Corporation became the Distributor of the Julius Baer Investment Funds. We are also pleased to inform shareholders that the Equity Fund is now a participant in the Charles Schwab Mutual Fund OneSource Program at no additional cost to the Fund.

    Finally, on behalf of the management of the Julius Baer Investment Funds I would like to express our appreciation to shareholders for their continued support.

                                         Yours sincerely,

                                         /s/ Michael Quain
                                         -----------------
                                         Michael Quain
                                         President
                                         December 11, 1998

The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED)
-----------------------------------------------------------
Year Ended 10/31/98........................................   9.43%
Five Years Ended 10/31/98..................................   6.08%
Inception (7/1/92) through 10/31/98........................   6.87%

------------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Income Fund commenced operations on July 1, 1992. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

                         Growth of $10,000 invested in
                    shares of Julius Baer Global Income Fund
            vs. a Blended Lehman Brothers and Salomon Brothers Index
                and a Blended Merrill Lynch and JP Morgan Index
                         July 1, 1992-October 31, 1998+



                        JULIUS BAER GLOBAL INCOME FUND

                      Income Fund      Lehman & Salomon    Merrill Lynch & JP
                                          Combined           Morgan Combined


       July 1992         10,000            10,000                10,000
       Oct  1992         10,486            10,314                10,276
       Apr  1993         10,781            10,987                10,852
       Oct  1993         11,341            11,546                11,289
       Apr  1994         11,018            11,331                11,106
       Oct  1994         10,939            11,538                11,310
       Apr  1995         11,690            12,622                12,124
       Oct  1995         12,460            13,327                12,826
       Apr  1996         12,755            13,354                12,949
       Oct  1996         13,488            14,075                13,588
       Apr  1997         13,385            13,878                13,595
       Oct  1997         13,925            14,889                14,420
       Apr  1998         14,276            15,194                14,770
       Oct  1998         15,238            16,522                15,873

------------------
+ Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains distributions through October 31, 1998.

  This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.

  In 1998, the benchmark for the Julius Baer Global Income Fund was changed retroactively from a blended Lehman Brothers and Salomon Brothers Index to a blended Merrill Lynch and JP Morgan Index. The Lehman/Salomon benchmark index for performance comparison consists of 50% of the Salomon Brothers 3-7 Year World Government Bond Index and 50% of the Lehman Brothers Intermediate Government/Corporate Index. The new benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. The new index better reflects the investment style, capitalization and valuation characteristics of the Fund. A comparison to the prior benchmark, the blended Lehman Brothers and Salomon Brothers Index, has also been provided.

  NOTE: All figures cited here and on the following pages represent past performance of the Income Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN* (UNAUDITED)
----------------------------------------------------------
Year Ended 10/31/98.......................................   16.10%
Five Years Ended 10/31/98.................................   3.61%
Inception (10/4/93) through 10/31/98......................   5.36%

------------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Equity Fund commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

                         Growth of $10,000 invested in
                shares of Julius Baer International Equity Fund
                         vs. Morgan Stanley EAFE Index
                       October 4, 1993-October 31, 1998+


                    JULIUS BAER INTERNATIONAL EQUITY FUND

                                                    Morgan Stanley EAFE
                       Equity Fund                          Index

       Oct 1993           10,000                            10,000
       Apr 1994            9,608                            10,798
       Oct 1994            9,440                            11,261
       Apr 1995            7,970                            11,401
       Oct 1995            8,462                            11,219
       Apr 1996            9,281                            12,701
       Oct 1996            9,540                            12,394
       Apr 1997           10,592                            12,588
       Oct 1997           11,227                            12,968
       Apr 1998           14,672                            14,970
       Oct 1998           13,035                            14,219

------------------
+ Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains distributions through October 31, 1998.

  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.

  NOTE: All figures cited here and on the following pages represent past performance of the Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998

(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
U.S. GOVERNMENT OBLIGATIONS -- 73.2%
                          Federal Home Loan Bank,
GBP              250,000  6.875% due 06/07/2002.............................................................   $   434,220
                          Federal Home Loan Mortgage Corporation,
USD            1,400,000  5.750% due 07/15/2003.............................................................     1,452,063
                          Federal National Mortgage Association:
USD              220,000  5.625% due 03/15/2001.............................................................       224,572
USD            1,200,000  5.750% due 04/15/2003.............................................................     1,244,813
                          U.S. Treasury Inflation Indexed Bond,
USD              900,000  3.625% due 04/15/2028.............................................................       900,984
                          U.S. Treasury Inflation Indexed Note,
USD              440,000  3.625% due 01/15/2008.............................................................       439,931
                          U.S. Treasury Notes:
USD            1,675,000  6.625% due 06/30/2001.............................................................     1,768,957
USD            2,050,000  6.000% due 07/31/2002.............................................................     2,160,828
USD            1,200,000  5.750% due 04/30/2003.............................................................     1,266,938
USD              370,000  7.500% due 02/15/2005.............................................................       429,431
USD              750,000  6.500% due 05/15/2005.............................................................       834,258
                                                                                                               -----------
                          TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $10,913,153)..............................    11,156,995
                                                                                                               -----------


FOREIGN GOVERNMENT BONDS -- 20.4%
                          GERMANY -- 12.8%
                          BundesObligation,
DEM            1,970,000  5.000% due 11/12/2002.............................................................     1,247,106
                          Deutschland BundesRepublic:
DEM              400,000  6.000% due 07/04/2007.............................................................       271,798
DEM              680,000  5.625% due 01/04/2028.............................................................       437,036
                                                                                                               -----------
                                                                                                                 1,955,940
                                                                                                               -----------
                          UNITED KINGDOM -- 5.0%
                          United Kingdom Gilts:
GBP              375,000  0.000% due 12/07/2003 (effective yield 5.560%)....................................       486,899
GBP              152,000  6.500% due 12/07/2003.............................................................       272,146
                                                                                                               -----------
                                                                                                                   759,045
                                                                                                               -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- CONTINUED
                          FINLAND -- 2.6%
                          Republic of Finland,
USD              350,000  7.875% due 07/28/2004.............................................................   $   397,592
                                                                                                               -----------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $2,980,176)..................................     3,112,577
                                                                                                               -----------

CORPORATE BONDS -- 1.4%
                          SPAIN -- 1.4%
                          Instituto de Credito Official,
USD              200,000  6.000% due 05/19/2008 (Cost $199,006).............................................       209,455
                                                                                                               -----------

REPURCHASE AGREEMENTS -- 2.5%
                          UNITED STATES -- 2.5%
USD              388,791  Investors Bank & Trust Repurchase Agreement dated 10/30/1998, due 11/02/1998, with a maturity value of $388,945 and an effective yield of 4.770%, collateralized by a
                          Federal Home Loan Mortgage Corporation obligation, with a rate of 8.067%, a
                          maturity date of 10/01/2025, and a market value of $408,358 (at amortized cost)...       388,791
                                                                                                               -----------
                          TOTAL INVESTMENTS -- 97.5% (COST $14,481,126)*....................................    14,867,818
                          OTHER ASSETS AND LIABILITIES (NET) -- 2.5%........................................       386,536
                                                                                                               -----------
                          NET ASSETS -- 100.0%..............................................................   $15,254,354..
                                                                                                               -----------
                                                                                                               -----------

------------------
* Aggregate cost for federal income tax purposes.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1998

FORWARD FOREIGN CROSS CURRENCY CONTRACTS

                   CONTRACTS TO DELIVER               CONTRACTS TO RECEIVE
               -----------------------------     -------------------------------
EXPIRATION          LOCAL           VALUE IN           LOCAL            VALUE IN     NET UNREALIZED
  DATE            CURRENCY            USD            CURRENCY             USD         DEPRECIATION
----------     ---------------     ---------     -----------------     ---------     --------------
 11/30/98          GBP 710,000     1,186,015         DEM 1,959,600     1,183,805        $ (2,210)
                                                                                        --------

               Net unrealized depreciation on forward foreign exchange
             contracts..........................................................        $ (2,210)
                                                                                        --------
                                                                                        --------

                   GLOSSARY OF CURRENCIES

                DEM  -- Deutsche Mark
                GBP  -- British Pound Sterling
                USD  -- United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998

(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- 80.7%
UNITED KINGDOM -- 13.7%
ARM Holdings Plc ADR *.................................................................         21,840      $ 1,026,480
British Aerospace Plc..................................................................         89,686          667,068
British Airport Authority Plc..........................................................            176            1,981
British Petroleum Co Plc...............................................................         30,725          450,884
British Telecommunications Plc.........................................................         38,611          498,772
Colt Telecom Group Plc *...............................................................         10,000          513,750
General Electric Plc...................................................................         81,156          648,437
Glaxo Wellcome Plc.....................................................................         14,384          446,716
HSBC Holdings Plc......................................................................         14,748          345,490
Lloyds TSB Group Plc...................................................................         26,344          325,100
National Westminster Bank Plc..........................................................         25,900          437,285
Royal & Sun Alliance Insurance Group...................................................            616            5,638
Smithkline Beecham Plc.................................................................         42,046          525,556
Tesco Plc..............................................................................        144,017          406,057
Unilever Plc...........................................................................         54,788          550,061
Virgin Express Holdings Plc ADR *......................................................         17,100          138,938
Vodafone Group Plc.....................................................................         54,505          729,626
                                                                                                            -----------
                                                                                                              7,717,839
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
FRANCE -- 12.9%
Accor SA...............................................................................          2,031      $   426,398
Axa-UAP................................................................................          5,300          598,784
Banque National De Paris...............................................................             99            6,267
Canal Plus.............................................................................          2,210          535,941
Cap Gemini SA (a) .....................................................................          3,294          494,817
Carrefour Supermarche..................................................................            805          534,099
Compagnie Generale des Eaux............................................................          3,091          705,660
Dassault Aviation SA...................................................................          1,600          466,304
Elf-Aquitaine SA.......................................................................          3,600          416,436
France Telecom SA......................................................................          7,200          501,925
Groupe Danone..........................................................................          1,820          480,981
L'Oreal................................................................................              1              571
Rhone Polenc...........................................................................          8,076          369,032
Sanofi SA..............................................................................          2,400          375,634
Societe Fermiere du Casino Municipal de Cannes.........................................          6,500          646,656
Synthelabo.............................................................................          1,800          343,252
Total SA Class B.......................................................................          3,752          432,669
                                                                                                            -----------
                                                                                                              7,335,426
                                                                                                            -----------
NETHERLANDS -- 8.8%
Akzo Nobel NV..........................................................................         10,320          400,637
Benckiser NV...........................................................................         12,000          679,536
Equant NV *............................................................................         10,350          448,365
Heineken NV............................................................................         12,175          647,780
ING Groep NV...........................................................................         10,921          527,917
Ahold NV...............................................................................         16,304          541,403
Laurus NV..............................................................................         29,210          734,116
Philips Electronics NV.................................................................          7,580          402,894
Scala Business Solutions NV *..........................................................          6,104           41,297
Unique International NV................................................................         13,500          377,547
Vendex NV *............................................................................          8,000          203,198
Wolters Kluwer NV......................................................................              9            1,742
                                                                                                            -----------
                                                                                                              5,006,432
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
GERMANY -- 8.0%
Bayer AG...............................................................................          9,100      $   369,412
Bayerische Motoren Werke AG............................................................            400          281,570
Bayerische Motoren Werke AG New Shares *...............................................            120           81,793
Bayerische Vereinsbank AG..............................................................          5,500          436,258
Daimler Benz AG........................................................................          3,200          248,032
Mannesmann AG..........................................................................          6,500          639,081
Marschollek, Lautenschlaeger und Partner AG Preferred..................................            800          407,757
Metro AG...............................................................................          8,800          541,424
MobilCom AG............................................................................          1,900          551,256
Veba AG................................................................................          8,800          490,997
Volkswagen AG *........................................................................          6,350          476,868
                                                                                                            -----------
                                                                                                              4,524,448
                                                                                                            -----------
JAPAN -- 6.7%
Canon Sales Co Inc.....................................................................            400            5,324
Circle K Japan Co Ltd..................................................................             66            2,600
Fuji Photo Film........................................................................          5,000          183,215
Fuji Soft ABC Inc......................................................................          7,000          264,310
Fujitsu Ltd............................................................................            500            5,321
Kao Corp...............................................................................         27,000          546,812
Kirin Brewery Co Ltd...................................................................         46,000          501,330
Nippon Telegraph & Telephone Corporation...............................................          1,600          125,221
Nippon Telegraph & Telephone Corporation ADR *.........................................          5,375          212,984
NTT Data Corp *........................................................................             40          169,227
NTT Mobile Communcation Network Inc * (a)..............................................            500          180,640
Sakura Bank Ltd........................................................................         70,000          174,204
Sankyo Co Ltd..........................................................................         10,000          225,693
Sony Corp..............................................................................          5,400          342,916
Takeda Chemical Industries.............................................................         16,000          520,381
The Bank of Tokyo-Mitsubishi Ltd.......................................................         20,000          185,532
Sanwa Bank Ltd.........................................................................         22,000          171,612
                                                                                                            -----------
                                                                                                              3,817,322
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
SWITZERLAND -- 5.1%
Adecco SA..............................................................................          1,139      $   453,618
Nestle SA (Registered).................................................................            376          798,643
Novartis AG (Bearer)...................................................................             75          134,855
Novartis AG (Registered)...............................................................            330          593,849
Roche Holdings AG......................................................................            210          380,227
Zurich Allied AG.......................................................................            880          534,140
                                                                                                            -----------
                                                                                                              2,895,332
                                                                                                            -----------
ITALY -- 4.5%
Assicurazioni Generali.................................................................         15,200          541,507
Banca Popolare di Brescia (a) .........................................................         15,600          365,803
Istituto Nazionale delle Assicurazioni.................................................        200,000          552,456
Telecom Italia Mobile..................................................................         91,000          528,205
Telecom Italia SPA.....................................................................         75,000          541,754
                                                                                                            -----------
                                                                                                              2,529,725
                                                                                                            -----------
GREECE -- 3.1%
Alpha Credit Bank......................................................................          6,222          496,757
Commercial Bank of Greece SA...........................................................          6,330          535,822
Hellenic Telecommunication Organization SA.............................................              2               45
Lambrakis Media Group *................................................................          5,710           70,930
National Bank of Greece................................................................          4,453          632,180
                                                                                                            -----------
                                                                                                              1,735,734
                                                                                                            -----------
FINLAND -- 2.8%
Nokia Oyj Class A......................................................................          8,300          755,593
Pohjola Insurance Group Class B........................................................          9,600          390,321
Raision Tehtaat Oy *...................................................................         33,100          444,441
Rauma Oy...............................................................................            167            1,971
                                                                                                            -----------
                                                                                                              1,592,326
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
SWEDEN -- 2.6%
Ericsson AB Class B....................................................................         20,420      $   459,933
Mandamus AB *..........................................................................            625            3,439
Nordbanken Holding AB..................................................................         89,650          536,936
Sparbanken Sverige.....................................................................         18,400          498,029
                                                                                                            -----------
                                                                                                              1,498,337
                                                                                                            -----------
PORTUGAL -- 2.2%
Banco Espirito Santo (Registered)......................................................         13,025          384,813
Jeronimo Martins.......................................................................          8,247          357,225
Telecel Comunicacoes Pessoai...........................................................          2,850          524,998
                                                                                                            -----------
                                                                                                              1,267,036
                                                                                                            -----------
UNITED STATES -- 1.7%
Global Crossing Ltd *..................................................................         15,000          431,250
Global TeleSystems Group Inc *.........................................................         13,000          520,813
                                                                                                            -----------
                                                                                                                952,063
                                                                                                            -----------
IRELAND -- 1.5%
Bank of Ireland........................................................................         21,214          390,822
Elan Corp Plc *........................................................................          4,150          290,759
Ryanair Holdings Plc *.................................................................          5,000          146,875
                                                                                                            -----------
                                                                                                                828,456
                                                                                                            -----------
SPAIN -- 1.4%
Centros Comerciales Pryca..............................................................         22,300          494,729
Tabacalera SA Class A..................................................................         13,500          325,855
                                                                                                            -----------
                                                                                                                820,584
                                                                                                            -----------
AUSTRALIA -- 1.1%
Australia & New Zealand Bank Group.....................................................         50,549          289,308
Star City Holdings Ltd *...............................................................         60,000           40,908
The News Corporation Ltd...............................................................         43,344          296,331
                                                                                                            -----------
                                                                                                                626,547
                                                                                                            -----------
DENMARK -- 1.1%
Tele Danmark SA Class B................................................................          5,700          620,371
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
BELGIUM -- 0.8%
Algemene Maatschappij voor Nijverheidskredit NV........................................          5,880      $   475,386
Algemene Maatschappij voor Nijverheidskredit NV Strip..................................             90                3
                                                                                                            -----------
                                                                                                                475,389
                                                                                                            -----------
CANADA -- 0.7%
Barrick Gold Corp......................................................................          3,000           64,125
Canadian Imperial Bank of Commerce *...................................................             64            1,273
Royal Bank of Canada...................................................................          6,740          310,875
                                                                                                            -----------
                                                                                                                376,273
                                                                                                            -----------
HUNGARY -- 0.5%
Magyar Tavkozlesi Rt ADR *.............................................................          8,980          241,338
Mol Magyar Olaj-Es Gazipari............................................................          1,950           43,555
                                                                                                            -----------
                                                                                                                284,893
                                                                                                            -----------
TURKEY -- 0.3%
Kazkommertsbank Co GDR *...............................................................          6,659          143,169
                                                                                                            -----------

RUSSIA -- 0.2%
Lukoil Oil Co ADR *....................................................................          5,530           89,863
Vimpel Communications ADR *............................................................          3,000           35,250
                                                                                                            -----------
                                                                                                                125,113
                                                                                                            -----------
POLAND -- 0.2%
Bank Rozwoju Eksportu SA...............................................................          1,560           32,789
Elektrim SA............................................................................          5,000           59,845
Gorazdze *.............................................................................            800            6,539
Mostostal-Export SA....................................................................         10,558            9,863
                                                                                                            -----------
                                                                                                                109,036
                                                                                                            -----------
SOUTH AFRICA -- 0.2%
Barlow Ltd.............................................................................          3,333           15,800
Nedcor Ltd.............................................................................          2,946           59,025
South African Breweries Ltd............................................................          1,371           26,684
                                                                                                            -----------
                                                                                                                101,509
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED
MAURITIUS -- 0.2%
New Mauritius Hotels Ltd...............................................................         23,500      $    49,574
State Bank of Mauritius Ltd............................................................         72,000           50,239
                                                                                                            -----------
                                                                                                                 99,813
                                                                                                            -----------
NEW ZEALAND -- 0.1%
Lion Nathan *..........................................................................         27,000           70,774
Sky Network Television Ltd *...........................................................          1,000           13,000
                                                                                                            -----------
                                                                                                                 83,774
                                                                                                            -----------
CHILE -- 0.1%
Vina Concha Y Toro.....................................................................          2,500           64,219
                                                                                                            -----------
MEXICO -- 0.1%
Grupo Posadas SA Class L *.............................................................        180,000           59,489
                                                                                                            -----------
SOUTH KOREA -- 0.1%
Korea Electric Power Corp..............................................................          2,500           31,875
                                                                                                            -----------
INDONESIA -- 0.0%
Pt Kalbe Farma *.......................................................................        525,000           25,905
                                                                                                            -----------
MALAYSIA -- 0.0%
Arab-Malaysian Merchant Bank...........................................................            358              223
                                                                                                            -----------
PERU -- 0.0%
Cementos Lima SA -- Trabajo............................................................              1                1
                                                                                                            -----------
TOTAL COMMON STOCKS (COST $38,711,266).................................................                      45,748,659
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
INVESTMENT FUNDS -- 0.1%
MULTI-NATIONAL -- 0.1%
Morgan Stanley Africa Investment Fund Inc..............................................          3,100      $    31,000
                                                                                                            -----------
POLAND -- 0.0%
Polish National Investment Fund PC *...................................................          1,500           24,960
                                                                                                            -----------
TOTAL INVESTMENT FUNDS (COST $114,977).................................................                          55,960
                                                                                                            -----------
RIGHTS & WARRANTS -- 0.1%
HUNGARY -- 0.1%
Egis Rights *..........................................................................            780           14,261
Pick Szeged Rights *...................................................................            534           22,133
                                                                                                            -----------
                                                                                                                 36,394
                                                                                                            -----------
FRANCE -- 0.0%
Compagnie Generale des Eaux Warrants, expire 5/02/2001 *...............................          2,110            4,308
                                                                                                            -----------
HONG KONG -- 0.0%
China Everbright Ltd Warrants, expire 1/05/2000 *......................................         21,000            2,169
                                                                                                            -----------
BRAZIL -- 0.0%
Brahma Warrants, expire 4/30/2003 *....................................................          9,993              377
                                                                                                            -----------
THAILAND -- 0.0%
Siam Commercial Bank Public Company Ltd Warrants, expire 12/31/2002 *..................          2,100                0
                                                                                                            -----------
TOTAL RIGHTS & WARRANTS (COST $49,800).................................................                          43,248
                                                                                                            -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
              FACE                                                                                                VALUE
CURRENCY      VALUE                                                                                             (NOTE 1)
--------    ---------                                                                                          -----------
                        CORPORATE BONDS -- 0.0%
                        PORTUGAL -- 0.0%
 PTE        2,879,000   Jeronimo Martins 0.000%, effective yield 7.537%, due 12/30/2004 (cost $15,535)......   $    19,655
                                                                                                               -----------
                        REPURCHASE AGREEMENTS -- 14.5%
                        UNITED STATES -- 14.5%
 USD        8,225,653   Investors Bank & Trust Company Repurchase Agreement dated 10/30/1998, due
                        11/02/1998, with a maturity value of $8,228,923 and an effective yield of 4.770%, collateralized by a Federal Home Loan Mortgage Corporation obligation, with a rate of 6.500%, a maturity date of 06/15/2028, and a market value of $8,636,936 (at
                        amortized cost).....................................................................     8,225,653
                                                                                                               -----------
                        TOTAL INVESTMENTS -- 95.4% (COST $47,117,231)**.....................................    54,093,175
                        OTHER ASSETS AND LIABILITIES (NET) -- 4.6%..........................................     2,624,561
                                                                                                               -----------
                        TOTAL NET ASSETS -- 100.0%..........................................................   $56,717,736
                                                                                                               -----------
                                                                                                               -----------

                        PORTFOLIO FOOTNOTES:
                        ADR American Depositary Receipt
                        GDR Global Depository Receipt
                        *    Non-income producing security.
                        **   Aggregate cost for federal income tax purposes was $47,281,899. (See Note 4)
                        (a)  Securities that may be resold to "qualified institutional buyers" under
                             Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of
                             1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

OCTOBER 31, 1998

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                   CONTRACTS TO RECEIVE
               ----------------------------
EXPIRATION          LOCAL         VALUE IN      IN EXCHANGE     NET UNREALIZED
  DATE             CURRENCY         USD           FOR USD        APPRECIATION
----------     ----------------  ----------     -----------     --------------

 11/09/98       JPY 359,940,000   3,093,220      3,000,000         $ 93,220
                                                                   --------
           Net unrealized appreciation on forward
             foreign exchange contracts....................        $ 93,220
                                                                   --------
                                                                   --------

                GLOSSARY OF CURRENCIES

                JPY  -- Japanese Yen
                PTE  -- Portuguese Escudo
                USD  -- United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 1998
(PERCENTAGE OF NET ASSETS)

  At October 31, 1998, sector diversification of the Fund's investments was as follows:

                                                                                                                 MARKET
                                                                                                % OF NET         VALUE
                                                                                                 ASSETS         (NOTE 1)
                                                                                                --------      -----------
INDUSTRY SECTOR:
  Banking....................................................................................      10.6%      $ 6,007,861
  Beverages, Food and Tobacco................................................................      10.3         5,860,734
  Telephone Systems..........................................................................       8.2         4,649,491
  Communications.............................................................................       5.9         3,324,233
  Insurance..................................................................................       5.6         3,150,763
  Pharmaceuticals............................................................................       4.5         2,545,212
  Chemicals..................................................................................       3.9         2,219,997
  Financial Services.........................................................................       3.0         1,710,056
  Oil and Gas................................................................................       2.5         1,433,407
  Electronics................................................................................       2.5         1,429,241
  Retailers..................................................................................       2.1         1,196,107
  Food Retailers.............................................................................       2.0         1,159,828
  Transportation.............................................................................       2.0         1,135,353
  Commercial Services........................................................................       2.0         1,121,924
  Automotive.................................................................................       1.9         1,088,263
  Heavy Machinery............................................................................       1.9         1,041,975
  Computer Software and Processing...........................................................       1.7           969,651
  Media -- Broadcasting and Publishing.......................................................       1.6           916,202
  Entertainment and Leisure..................................................................       1.3           694,103
  Cosmetics and Personal Care................................................................       1.2           680,107
  Industrial -- Diversified..................................................................       1.2           652,745
  Health.....................................................................................       1.1           607,662
  Other......................................................................................       3.9         2,272,607
                                                                                                 ------       -----------
TOTAL INVESTMENTS (EXCLUDES REPURCHASE AGREEMENT)............................................      80.9        45,867,522
OTHER ASSETS AND LIABILITIES (NET)...........................................................      19.1        10,850,214
                                                                                                 ------       -----------
NET ASSETS...................................................................................     100.0%      $56,717,736
                                                                                                 ------       -----------
                                                                                                 ------       -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

                                                                                         JULIUS BAER        JULIUS BAER
                                                                                        GLOBAL INCOME     INTERNATIONAL EQUITY
                                                                                            FUND                FUND
                                                                                        --------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $14,092,335 and $38,891,578,
     respectively)...................................................................    $ 14,479,027         $ 45,867,522
  Repurchase agreements, at amortized cost...........................................         388,791            8,225,653
  Cash and foreign currency, at value (Cost $50,878 and $2,712,405, respectively)....          52,956            2,690,728
  Receivables:
     Fund shares sold................................................................         103,847               25,788
     Interest and dividends..........................................................         280,350               31,013
     Tax reclaim.....................................................................              --               60,775
  Unrealized appreciation on forward foreign exchange contracts......................              --               93,220
  Prepaid expense....................................................................           3,170               12,192
                                                                                         ------------         ------------
     Total Assets....................................................................      15,308,141           57,006,891
                                                                                         ------------         ------------
LIABILITIES:
  Payables:
     Investment advisory fee (Note 2)................................................          14,753              147,293
     Custody and administration fees.................................................           7,389               44,970
     Distribution and shareholder servicing fees (Note 3)............................           8,701               36,727
  Unrealized depreciation on forward foreign exchange contracts......................           2,210                   --
  Accrued expenses and other payables................................................          20,734               60,165
                                                                                         ------------         ------------
     Total Liabilities...............................................................          53,787              289,155
                                                                                         ------------         ------------
NET ASSETS...........................................................................    $ 15,254,354         $ 56,717,736
                                                                                         ------------         ------------
                                                                                         ------------         ------------
NET ASSETS CONSIST OF:
  Par value..........................................................................    $      1,248         $      3,685
  Paid in capital in excess of par value.............................................      15,484,374           49,012,038
  Distributions in excess of income..................................................        (102,745)            (640,399)
  Accumulated net realized gain (loss) on investments sold, forward foreign exchange
     contracts and foreign currency transactions.....................................        (518,876)           1,289,815
  Net unrealized appreciation on investments, forward foreign exchange contracts and
     foreign currency related transactions...........................................         390,353            7,052,597
                                                                                         ------------         ------------
NET ASSETS...........................................................................    $ 15,254,354         $ 56,717,736
                                                                                         ------------         ------------
                                                                                         ------------         ------------
SHARES OUTSTANDING...................................................................       1,248,207            3,685,359
                                                                                         ------------         ------------
                                                                                         ------------         ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE.......................................    $      12.22         $      15.39
                                                                                         ------------         ------------
                                                                                         ------------         ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                                          JULIUS BAER         JULIUS BAER
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME (LOSS):
Interest..............................................................................    $   688,867          $  158,629
Dividends+............................................................................             --             823,927
                                                                                          -----------          ----------
                                                                                              688,867             982,556
EXPENSES:
  Investment advisory fee (Note 2)....................................................         78,432             576,830
  Custody and administration fees.....................................................         35,537             234,668
  Distribution and shareholder servicing fees (Note 3)................................         30,145             144,207
  Professional fees...................................................................         27,929             153,668
  Transfer agent fees.................................................................         18,492              21,430
  Trustees' fees and expenses (Note 2)................................................         12,627              12,651
  Registration and filing fees........................................................          7,044              19,438
  Shareholder reports.................................................................          6,241              36,532
  Insurance premium expense...........................................................          4,529              21,129
  Amortization of organization costs (Note 6).........................................             --               4,186
  Miscellaneous fees..................................................................          1,427               2,366
                                                                                          -----------          ----------
     Total gross expenses.............................................................        222,403           1,227,105
     Less: Fees paid indirectly (Note 2)..............................................           (830)            (15,526)
     Less: Fees waived by investment adviser (Note 2).................................         (7,780)           (140,412)
                                                                                          -----------          ----------
     Net expenses.....................................................................        213,793           1,071,167
                                                                                          -----------          ----------
NET INVESTMENT INCOME (LOSS)..........................................................        475,074             (88,611)
                                                                                          -----------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions............................................................        432,420           5,536,162
     Forward foreign exchange contracts...............................................         33,138            (622,487)
     Foreign currency transactions....................................................         34,187              39,845
                                                                                          -----------          ----------
       Net realized gain on investments...............................................        499,745           4,953,520
                                                                                          -----------          ----------
     Net change in unrealized appreciation on:
       Securities.....................................................................        196,421           2,183,378
       Forward foreign exchange contracts.............................................        (28,485)            134,747
       Currencies and net other assets................................................        (18,332)             44,710
                                                                                          -----------          ----------
          Net change in unrealized appreciation of investments........................        149,604           2,362,835
                                                                                          -----------          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................................        649,349           7,316,355
                                                                                          -----------          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................    $ 1,124,423          $7,227,744
                                                                                          -----------          ----------
                                                                                          -----------          ----------

------------------
+ Net of foreign withholding taxes of $107,456 for the International Equity
  Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE YEAR        FOR THE YEAR
                                                                                              ENDED               ENDED
                                                                                         OCTOBER 31, 1998    OCTOBER 31, 1997
                                                                                         ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.................................................................     $    475,074        $    608,753
Net realized gain (loss) on investments...............................................          499,745             (75,438)
Net change in unrealized appreciation of investments..................................          149,604            (148,834)
                                                                                           ------------        ------------
Net increase in net assets resulting from operations..................................        1,124,423             384,481
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Dividends from net investment income..................................................         (564,298)           (700,402)
Distributions from capital............................................................               --            (114,208)
FUND SHARE TRANSACTIONS:
Net increase (decrease) from Fund share transactions (Note 5).........................        2,804,874          (2,264,748)
                                                                                           ------------        ------------
Net increase (decrease) in net assets.................................................        3,364,999          (2,694,877)
NET ASSETS:
Beginning of period...................................................................       11,889,355          14,584,232
                                                                                           ------------        ------------
End of period (including distributions in excess of net investment income of $102,745
  and $26,275 respectively)...........................................................     $ 15,254,354        $ 11,889,355
                                                                                           ------------        ------------
                                                                                           ------------        ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE YEAR        FOR THE YEAR
                                                                                              ENDED               ENDED
                                                                                         OCTOBER 31, 1998    OCTOBER 31, 1997
                                                                                         ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss...................................................................     $    (88,611)       $       (848)
Net realized gain on investments......................................................        4,953,520             917,721
Net change in unrealized appreciation of investments..................................        2,362,835           3,392,380
                                                                                           ------------        ------------
Net increase in net assets resulting from operations..................................        7,227,744           4,309,253
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Dividends from net investment income..................................................         (501,882)            (67,184)
FUND SHARE TRANSACTIONS:
Net increase from Fund share transactions (Note 5)....................................        5,690,137          20,898,481
                                                                                           ------------        ------------
Net increase in net assets............................................................       12,415,999          25,140,550
NET ASSETS:
Beginning of period...................................................................       44,301,737          19,161,187
                                                                                           ------------        ------------
End of period (including undistributed (distributions in excess of) net investment
  income of $(640,399) and $533,978 respectively).....................................     $ 56,717,736        $ 44,301,737
                                                                                           ------------        ------------
                                                                                           ------------        ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          YEAR ENDED
                                                               -----------------------------------------------------------------
                                                               10/31/98       10/31/97    10/31/96    10/31/95(1)    10/31/94(1)
                                                               --------       --------    --------    -----------    -----------
Net Asset Value, beginning of period........................   $  11.70       $  12.01    $  12.11      $ 11.16        $ 12.28
                                                               --------       --------    --------      -------        -------
Income (Loss) from investment operations:
  Net investment income.....................................       0.48           0.50        0.59         0.59           0.39
  Net realized and unrealized gain (loss) on investments....       0.59          (0.13)       0.36         0.92          (0.81)
                                                               --------       --------    --------      -------        -------
     Total income (loss) from investment operations.........       1.07           0.37        0.95         1.51          (0.42)
                                                               --------       --------    --------      -------        -------
Less Distributions:
Dividends from net investment income........................      (0.55)         (0.58)      (1.05)       (0.56)         (0.27)
Distributions from capital (Note 1).........................         --          (0.10)         --           --          (0.43)
                                                               --------       --------    --------      -------        -------
     Total distributions....................................      (0.55)         (0.68)      (1.05)       (0.56)         (0.70)
                                                               --------       --------    --------      -------        -------
Net Asset Value, end of period..............................   $  12.22       $  11.70    $  12.01      $ 12.11        $ 11.16
                                                               --------       --------    --------      -------        -------
                                                               --------       --------    --------      -------        -------
Total Return(2).............................................       9.43%          3.24%       8.25%       13.90%         (3.54)%
                                                               --------       --------    --------      -------        -------
                                                               --------       --------    --------      -------        -------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)........................   $ 15,254       $ 11,889    $ 14,584      $17,327        $28,619
Ratio of net investment income to average net assets........       3.93%          4.32%       4.71%        5.19%          3.29%
Ratio of total expenses to average net assets...............       1.77%(3)(4)    1.99%       2.53%(3)     2.15%(3)       1.66%
Portfolio turnover rate.....................................        269%           162%        219%         319%           320%

------------------------------
(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

(2) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

(3) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 1.77%, 2.43% and 2.05% for the years ended October 31, 1998, 1996 and 1995, respectively.

(4) Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of total expenses to average net assets would have been 1.83% for the year ended October 31, 1998.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  YEAR ENDED
                                                  --------------------------------------------------------------------------
                                                  10/31/98       10/31/97(1)       10/31/96       10/31/95(1)       10/31/94
                                                  --------       -----------       --------       -----------       --------
Net Asset Value, beginning of period...........   $  13.41         $ 11.43         $  10.13         $ 11.30         $  13.10
                                                  --------         -------         --------         -------         --------
Income from investment operations:
  Net investment income (loss).................      (0.03)(2)          -- (2)        (0.02)(2)       (0.06)(2)        (0.21)
  Net realized and unrealized gain (loss) on
     investments...............................       2.16            2.02             1.32           (1.11)           (1.56)
                                                  --------         -------         --------         -------         --------
     Total income (loss) from investment
       operations..............................       2.13            2.02             1.30           (1.17)           (1.77)
                                                  --------         -------         --------         -------         --------
Less distributions:
In excess of net investment income.............      (0.15)          (0.04)              --              --            (0.03)
                                                  --------         -------         --------         -------         --------
Net Asset Value, end of period.................   $  15.39         $ 13.41         $  11.43         $ 10.13         $  11.30
                                                  --------         -------         --------         -------         --------
                                                  --------         -------         --------         -------         --------
Total Return(3)................................      16.10%          17.68%           12.73%         (10.35)%         (13.53)%
                                                  --------         -------         --------         -------         --------
                                                  --------         -------         --------         -------         --------
Ratios/Supplemental Data:
Net assets, end of period (in 000's)...........   $ 56,718         $44,302         $ 19,161         $ 9,643         $ 14,831
Ratio of net investment gain (loss) to average
  net assets...................................      (0.15)%          0.00%           (0.58)%         (0.63)%          (1.26)%
Ratio of total expenses to average net
  assets.......................................       1.85%(4)(5)      1.79%(4)        2.46%(4)(5)      2.84%(6)(5)     2.16%
Portfolio turnover rate........................        134%             94%              67%            116%             169%

------------------------------
(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(2) Net investment loss before waiver of fees by the investment adviser was ($0.07), ($0.07) ($0.05) and ($0.11) for the years ended October 31, 1998,
    1997, 1996 and 1995, respectively.
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.
(4) Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of total expenses to average net assets would have been 2.09%, 2.29% and 2.96% for the years ended October 31, 1998, 1997 and 1996, respectively.
(5) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 1.87%, 2.37% and 2.67% for the years ended October 31, 1998, 1996 and 1995, respectively.
(6) Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the ratio of total expenses to average net assets would have been 3.36%.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 30, 1992. The Income Fund commenced operations on
July 1, 1992 and the Equity Fund commenced operations on October 4, 1993.

     Effective July 1, 1998, the name of the BJB Investment Funds was changed to the Julius Baer Investment Funds. At the same time, the name of each of the BJB Global Income Fund and the BJB International Equity Fund was changed to the Julius Baer Global Income Fund and the Julius Baer International Equity Fund, respectively.

     The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Portfolio valuation: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Funds available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and gains and losses from the differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and distributions to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under
Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

     Permanent differences incurred during the year ended October 31, 1998 resulting from differences in book and tax accounting have been reclassified at year-end to undistributed net investment income, accumulated net realized loss, and paid-in capital as follows:

                                                                INCREASE/(DECREASE)
                                                                IN UNDISTRIBUTED       INCREASE/(DECREASE)
                                                                NET INVESTMENT         IN ACCUMULATED
                                                                    INCOME             REALIZED LOSS
                                                                -------------------    -------------------
Income Fund..................................................        $  12,754              $ (12,754)
Equity Fund..................................................         (583,884)               583,884

     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Effective July 1, 1998, Bank Julius Baer & Co., Ltd., New York Branch ("Bank Julius Baer") serves as the Income Fund's investment adviser. The Income Fund pays Bank Julius Baer a quarterly fee for its investment advisory services calculated at an annual rate of 0.65% of the Income Fund's average daily net assets. The new investment advisory agreement was approved by the Board of Trustees at a meeting on May 21, 1998 and by shareholders at a special meeting of shareholders on June 8, 1998. Effective September 1, 1998, the adviser voluntarily agreed to begin waiving half of its advisory fee on the first $25 million of average daily net assets. If the average daily net assets of the Income Fund exceed $25 million, the advisory fee would be calculated at 0.325% of net assets up to $25 million and at 0.65% of net assets exceeding $25 million. The waiver can be terminated at any time.

     Prior to July 1, 1998, Julius Baer Investment Management served as the Income Fund's investment adviser and Bank Julius Baer served as the Income Fund's servicing agent pursuant to a servicing agent agreement with Julius Baer Investment Management. Out of its 0.65% advisory fee, Julius Baer Investment Management paid Bank Julius Baer a quarterly fee calculated at an annual rate of 0.15% of the Income Fund's average daily net assets.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Bank Julius Baer serves as the Equity Fund's investment adviser. The Equity Fund pays Bank Julius Baer a quarterly fee calculated at an annual rate of 1.00% of average daily net assets. Prior to May 15, 1998, the adviser had voluntarily been waiving half of its fee.

     No director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliates of those entities receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

     For the year ended October 31, 1998, the International Equity Fund incurred total brokerage commissions of $313,361 of which $31,750 was paid to affiliates of the advisers.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the Funds' distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund. For the year ended October 31, 1998, the Income Fund and Equity Fund incurred $30,145 and $144,207 respectively, in distribution and shareholder servicing fees.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

     Effective December 9, 1998, the Board of Trustees voted to approve a new Distribution Agreement between the Trust and Unified Management Corporation ("UMC"), designating UMC as the Funds' distributor.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, during the year ended October 31, 1998, were as follows:

                                                                             COST OF       PROCEEDS
                                                                            PURCHASES     FROM SALES
                                                                           -----------    -----------
Income Fund.............................................................   $ 8,916,164    $11,718,015
Equity Fund.............................................................    71,989,187     75,673,608

     Cost of purchases and proceeds from sales of long-term U.S. government securities during the year ended October 31, 1998, were $24,316,944 and $19,265,535, respectively for the Income Fund.

     At October 31, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                             UNREALIZED      UNREALIZED
                                                                             APPRECIATION    DEPRECIATION
                                                                             ------------    ------------
Income Fund...............................................................    $  408,934      $   22,242
Equity Fund...............................................................     9,112,562       2,301,286

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                                        YEAR ENDED 10/31/98         YEAR ENDED 10/31/97
                                                     -------------------------    -----------------------
                                                       SHARES        AMOUNT        SHARES       AMOUNT
                                                     ----------    -----------    --------    -----------
INCOME FUND:
Sold..............................................      503,318    $ 5,984,704     287,326    $ 3,378,426
Issued as reinvestment of dividends...............       38,218        450,479      48,186        562,733
Redeemed..........................................     (309,148)    (3,630,309)   (534,288)    (6,205,907)
                                                     ----------    -----------    --------    -----------
Net increase (decrease)...........................      232,388    $ 2,804,874    (198,776)   $(2,264,748)
                                                     ----------    -----------    --------    -----------
                                                     ----------    -----------    --------    -----------

                                                     SHARES        AMOUNT        SHARES        AMOUNT
                                                   ----------    -----------    ---------    -----------
EQUITY FUND:
Sold............................................    1,863,767    $29,548,855    2,093,850    $27,215,448
Issued as reinvestment of dividends.............       36,110        497,235          104          1,243
Redeemed........................................   (1,517,046)   (24,355,953)    (468,551)    (6,318,210)
                                                   ----------    -----------    ---------    -----------
Net increase....................................      382,831    $ 5,690,137    1,625,403    $20,898,481
                                                   ----------    -----------    ---------    -----------
                                                   ----------    -----------    ---------    -----------

6. ORGANIZATIONAL COSTS

     Costs incurred in connection with the organization of the Funds were amortized on the straight-line method over a period of sixty months from the respective date the Funds commenced operations.

7. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

8. CAPITAL LOSS CARRYFORWARD

     At October 31, 1998, the Income Fund had $518,876 available as capital loss carryforwards which expire in 2002.

9. YEAR 2000 (UNAUDITED)

     Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Funds have been informed that the Adviser, and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems,

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Funds are dependent may result in errors and account maintenance failures. The Funds have no reason to believe that (1) the Year 2000 plans of the Adviser and the Funds' other service providers will not be completed by December, 1999, and (2) the costs currently associated with the implementation of their plans will have a material adverse impact on the business, operations or financial condition of the Funds or their service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Funds invest. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Funds' service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Funds or their service providers.

     The Funds and the Adviser will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND                      INDEPENDENT AUDITORS' REPORT
AND JULIUS BAER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[KPMG PEAT MARWICK LLP LOGO]



The Board of Trustees
Julius Baer Investment Funds:

     We have audited the accompanying statements of assets and liabilities of Julius Baer Global Income Fund and Julius Baer International Equity Fund, portfolios of Julius Baer Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts, as of October 31, 1998, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Julius Baer Global Income Fund and Julius Baer International Equity Fund as of October 31, 1998, and the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP

Boston, Massachusetts
December 11, 1998

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                                                                   ANNUAL REPORT


                                                                   JULIUS BAER
                                                                INVESTMENT FUNDS

                                                                   Julius Baer
                                                                     Global
                                                                     Income
                                                                      Fund

                                                                   Julius Baer
                                                                  International
                                                                     Equity
                                                                      Fund

                                                                October 31, 1998


This report is sent to the shareholders
of the Julius Baer Investment Funds for
their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in the report.